Common Shares	12 Months Ended
Jun. 30, 2014
Common Shares

10. Common Shares

The authorized share capital of the Company consists of an unlimited number of no par value common and preferred shares. At June 30, 2014 there are no preferred shares issued and outstanding.

Pursuant to its Dividend Reinvestment Plan (the “Plan”), the Company issued 1,458,258 and 1,501,679 common shares during the fiscal years ended June 30, 2014 and 2013, respectively. The share issued pursuant to the plan represent dividend payments of $8.9 million and $9.5 million, for the fiscal years ended June 30, 2014 and 2013, respectively, which have been recorded as a non-cash financing activity in each year. The Plan was established to enable eligible shareholders of the Company to reinvest dividends paid on their common shares to acquire additional common shares of the Company. The common shares issued under the Plan are issued at a price based on the volume weighted average of the closing price of the common shares for the five trading days immediately preceding the relevant dividend date, less a 3% discount.

During the 2013 fiscal year, the Company issued 4,347,368 common shares, having an approximate value of $22.4 million in connection with conversions of the Company’s 7.5% Convertible Debentures, which were recorded as a non-cash financing activity. (see Note 8).

The Company renewed its normal course issuer bid (“NCIB”) on October 24, 2013. Pursuant to the notice, the Company is permitted to acquire up to a maximum of Cdn $5.0 million of Common Shares in the twelve month period commencing October 24, 2013 and ending on October 23, 2014. The Company did not repurchase any shares during the 2014 fiscal year. During fiscal year 2013 the Company repurchased and cancelled 401,076 shares having a value of $2.5 million, pursuant to the previous NCIB.

Common shares issued and outstanding are 82,816,549 and 81,358,291 million at June 30, 2014 and 2013, respectively.